UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed in the Current Report on Form 8-K filed by Plug Power Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 19, 2025, the Company sold, among other securities, warrants to purchase 185,430,464 shares of its common stock, par value $0.01 per share (“Common Stock”), pursuant to an underwriting agreement with Oppenheimer & Co. Inc., as representative of the several underwriters named in Schedule I therein. The warrants have an exercise price per share of Common Stock equal to $2.00 and will expire on March 20, 2028.

The warrants were sold pursuant to a prospectus supplement dated March 19, 2025 and an accompanying base prospectus that formed part of the Company’s automatic registration statement on Form S-3 (File No. 333-265488), which was filed by the Company with the SEC on June 8, 2022 and declared automatically declared effective by the SEC (the “Prior Registration Statement”). On May 27, 2025, the Company filed a new registration statement on Form S-3 (Registration No. 333-287577) (the “New Registration Statement”), which became effective upon filing with the SEC, to replace the expiring Prior Registration Statement. On September 22, 2025, the Company filed a prospectus supplement to the New Registration Statement to register for resale the shares of Common Stock that may be issuable upon exercise of the warrants. A copy of the opinion of Goodwin Procter LLP relating to the legality of the shares of Common Stock issuable upon exercisable of the warrants is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (included in its opinion filed as Exhibit 5.1).
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: September 22, 2025	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer